UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 11, 2006

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
Idaho Power Company
Form 8-K

ITEM 8.01      OTHER EVENTS

Aquifer Recharge

On April 11, 2006, Idaho Power Company (Idaho Power) and the State of Idaho (State) entered into a stipulation agreement (Stipulation) regarding two water right permits.  The permits allow for limited aquifer recharge (a process whereby Snake River water would be diverted into the southern Idaho desert in the hope of partially replacing water removed by ground water irrigation pumping) and are held by the Idaho Water Resource Board.  The two water right permits were issued in the early 1980s, prior to the 1984 Swan Falls Agreement (Agreement).

Idaho Power entered into the Agreement with the Idaho Governor and the Attorney General of the State in October 1984 to resolve litigation relating to Idaho Power's water rights at the Swan Falls dam. In the early 1980s, Idaho Power filed an action identifying approximately 7,500 water right licenses and permits that had the potential to adversely impact Idaho Power's hydropower water rights at Swan Falls Dam. The Agreement resolved this litigation. One provision of the Agreement provided that the action against those 7,500 water rights would be dismissed with prejudice and that Idaho Power's hydropower water rights on the middle Snake River would be subordinate to those water rights dismissed.

In the Stipulation, Idaho Power and the State recognized that the two water right permits referred to above were named in the action brought by Idaho Power in the early 1980s and were subject to the Agreement and that Idaho Power's water rights are therefore subordinate to these water right permits.

The Stipulation follows the Idaho Senate's defeat of House Bill No. 800 on March 30, 2006.  House Bill No. 800 would have repealed certain provisions of the Idaho Code on the use of natural water flow and would have subordinated certain water rights for hydroelectric generation to aquifer recharge.  Idaho Power strongly opposed the bill and believed that it would have unfairly impacted Idaho Power and its customers.

Idaho Power cannot determine the financial impact of the Stipulation upon Idaho Power and its customers until such time, if ever, that recharge programs under the two water permits are established, but Idaho Power believes that the potential maximum detriment in a median water year is approximately $30 million.  Idaho Power believes that this amount is significantly less than that which would have resulted under House Bill No. 800.

Power Cost Adjustment

On April 12, 2006, Idaho Power submitted its annual Power Cost Adjustment (PCA) filing to the Idaho Public Utilities Commission (IPUC).  The PCA is a mechanism that increases or decreases customer rates each year to reflect changes in the Company's costs of supplying power.  The PCA filing would reduce customer rates for the 2006-2007 PCA year beginning June 1, 2006 by an average of approximately 16 percent when combined with the proposed 3.2 percent increase in base rates filed with the IPUC by Idaho Power on February 27, 2006 in Idaho Power's general rate case.  The PCA filing and proposed reduction in customer rates reflects the benefits of above normal snow pack and stream flows which are expected to result in an increase in production of lower cost energy at Idaho Power's hydroelectric generation facilities.  Both the PCA filing and the general rate case filing are subject to IPUC approval.

Certain statements contained in this Current Report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are "forward-looking statements" within the meaning of federal securities laws.  Although IDACORP, Inc. and Idaho Power believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Factors that could cause actual results to differ materially from the forward-looking statements include: changes in governmental policies, including new interpretations of existing policies, and regulatory actions, and regulatory audits, including those of the Federal Energy Regulatory Commission, the Idaho Public Utilities Commission, the Oregon Public Utility Commission and the Internal Revenue Service with respect to allowed rates of return, industry and rate structure, day-to-day business operations, acquisition and disposal of assets and facilities, operation and construction of plant facilities, relicensing of hydroelectric projects, recovery of purchased power expenses, recovery of other capital investments, present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs) and other refund proceedings; changes arising from the recently enacted Energy Policy Act of 2005; litigation and regulatory proceedings, including those resulting from the energy situation in the western United States, and settlements that influence business and profitability; changes in and compliance with environmental, endangered species and safety laws and policies; weather variations affecting hydroelectric generating conditions and customer energy usage; over-appropriation of surface and groundwater in the Snake River Basin resulting in reduced generation at hydroelectric facilities; construction of power generating facilities including inability to obtain required governmental permits and approvals, and risks related to contracting, construction and start-up; operation of power generating facilities including breakdown or failure of equipment, performance below expected levels, competition, fuel supply, including availability, transportation and prices, and transmission; impacts from the potential formation of a regional transmission organization; population growth rates and demographic patterns; market demand and prices for energy, including structural market changes; changes in operating expenses and capital expenditures and fluctuations in sources and uses of cash; results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by factors such as credit ratings and general economic conditions; actions by credit rating agencies, including changes in rating criteria and new interpretations of existing criteria; homeland security, natural disasters, acts of war or terrorism; market conditions and technological developments that could affect the operations and prospects of IDACORP, Inc.'s subsidiaries or their competitors; increasing health care costs and the resulting effect on health insurance premiums paid for employees; performance of the stock market and the changing interest rate environment, which affect the amount of required contributions to pension plans, as well as the reported costs of providing pension and other postretirement benefits; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; changes in tax rates or policies, interest rates or rates of inflation; adoption of or changes in critical accounting policies or estimates; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements.  Any such forward-looking statement should be considered in light of such factors and others noted in the companies' Annual Report on Form 10-K for the year ended December 31, 2005 and other reports on file with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  April 17, 2006

IDACORP, Inc.

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services and
Chief Financial Officer

Idaho Power Company

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services and
Chief Financial Officer